Exhibit 99.1

CAREY WATERMARK INVESTORS INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of June 30, 2017 has been prepared as if the significant disposition during the fourth quarter of 2017 (noted herein) had occurred as of June 30, 2017. Our pro forma condensed consolidated statements of operations for the six months ended June 30, 2017 and for the year ended December 31, 2016 have been prepared based on our historical financial statements as if the significant acquisition and related financing during the year ended December 31, 2016 and the significant dispositions during the first quarter of 2017 had occurred on January 1, 2015 and as if the significant disposition during the fourth quarter of 2017 had occurred on January 1, 2016. Pro forma adjustments are intended to reflect the estimated effect of our acquisition and disposition activity described in Notes 2 and 3. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the six months ended June 30, 2017 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2017. The pro forma condensed consolidated financial information for the year ended December 31, 2016 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2016. This pro forma information is presented for informational purposes only and does not purport to be indicative of our financial results as if the transactions reflected herein had occurred on the dates disclosed above or been in effect during the periods indicated above, nor are they necessarily indicative of our financial position or results of operations of future periods. In addition, the provisional accounting for the dispositions is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
June 30, 2017
(in thousands)

	CWI Historical	Westin Atlanta Venture Disposition		Pro Forma

Assets
Investments in real estate:
Hotels, at cost	$2,293,363	$—		$2,293,363
Accumulated depreciation	(206,588)	—		(206,588)
Net investments in hotels	2,086,775	—		2,086,775
Equity investments in real estate	74,811	(4,935)	A	69,876
Cash	67,836	25,219	B	93,055
Intangible assets, net	79,248	—		79,248
Accounts receivable	20,971	705	B	21,676
Restricted cash	64,550	—		64,550
Other assets	28,975	—		28,975
Total assets	$2,423,166	$20,989		$2,444,155
Liabilities and Equity
Non-recourse debt, net	$1,426,125	$—		$1,426,125
Accounts payable, accrued expenses and other liabilities	113,119	—		113,119
Due to related parties and affiliates	25,632	—		25,632
Distributions payable	19,423	—		19,423
Total liabilities	1,584,299	—		1,584,299
Commitments and contingencies
Common stock	136	—		136
Additional paid-in capital	1,136,420	—		1,136,420
Distributions and accumulated losses	(360,678)	20,989	C	(339,689)
Accumulated other comprehensive loss	(795)	—		(795)
Total stockholders’ equity	775,083	20,989		796,072
Noncontrolling interests	63,784	—		63,784
Total equity	838,867	20,989		859,856
Total liabilities and equity	$2,423,166	$20,989		$2,444,155

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2017
(in thousands except share and per share amounts)
		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)

	CWI Historical	Other 2017 Dispositions		Westin Atlanta Venture Disposition		Pro Forma

Revenue
Hotel Revenues
Rooms	$217,252	(847)	D	—		$216,405
Food and beverage	86,110	(30)	D	—		86,080
Other operating revenue	27,696	(14)	D	—		27,682
Total Hotel Revenues	331,058	(891)		—		330,167
Operating Expenses
Hotel Expenses
Rooms	47,819	(219)	D	—		47,600
Food and beverage	59,591	(58)	D	—		59,533
Other hotel operating expenses	14,927	(10)	D	—		14,917
Property taxes, insurance, rent and other	33,154	(65)	D	—		33,089
Sales and marketing	30,804	(162)	D	—		30,642
General and administrative	28,172	(119)	D	—		28,053
Repairs and maintenance	10,575	(58)	D	—		10,517
Management fees	10,269	(61)	D	—		10,208
Utilities	8,117	(32)	D	—		8,085
Depreciation and amortization	41,032	—		—		41,032
Total Hotel Expenses	284,460	(784)		—		283,676
Other Operating Expenses
Asset management fees to affiliate and other expenses	8,018	(18)	D	(134)	D	7,866
Corporate general and administrative expenses	5,320	—		—		5,320
Total Other Operating Expenses	13,338	(18)		(134)		13,186
Operating Income	33,260	(89)		134		33,305
Other Income and (Expenses)
Interest expense	(32,863)	93	D	—		(32,770)
Equity in earnings of equity method investments in real estate	4,536	—		(472)	D	4,064
Net loss on extinguishment of debt	(225)	—		—		(225)
Other income	60	—		—		60
Total Other Income and (Expenses)	(28,492)	93		(472)		(28,871)
Income from Operations Before Income Taxes and Net Gain on Sale of Real Estate	4,768	4		(338)		4,434
Provision for income taxes	(792)	—		—		(792)
Income from Operations Before Net Gain on Sale of Real Estate	3,976	4		(338)		3,642
Net gain on sale of real estate, net of tax	5,164	352	E	—		5,516
Net Income	9,140	356		(338)		9,158
Income attributable to noncontrolling interests	(4,170)	—		—		(4,170)
Net Income Attributable to CWI Stockholders	$4,970	$356		$(338)		$4,988
Basic and Diluted Income Per Share	$0.04					$0.04
Basic and Diluted Weighted-Average Shares Outstanding	136,471,543					136,471,543

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2016
(in thousands except share and per share amounts)
		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI Historical	2016 Acquisition		Other 2017 Dispositions		Westin Atlanta Venture Disposition		Weighted Average Shares		Pro Forma

Revenues
Hotel Revenues
Rooms	$437,051	$1,056	G	$(11,281)	F	$—				$426,826
Food and beverage	159,765	397	G	(603)	F	—				159,559
Other operating revenue	54,279	394	G	(155)	F	—				54,518
Total Hotel Revenues	651,095	1,847		(12,039)		—				640,903
Operating Expenses
Hotel Expenses
Rooms	94,472	313	H	(2,830)	F	—				91,955
Food and beverage	112,928	364	H	(566)	F	—				112,726
Other hotel operating expenses	29,328	234	H	(91)	F	—				29,471
Property taxes, insurance, rent and other	66,788	125	H	(604)	F	—				66,309
Sales and marketing	62,578	153	H	(2,092)	F	—				60,639
General and administrative	55,038	254	H	(1,134)	F	—				54,158
Repairs and maintenance	20,921	93	H	(573)	F	—				20,441
Management fees	18,190	55	H	(315)	F	—				17,930
Utilities	16,445	132	H	(499)	F	—				16,078
Depreciation and amortization	80,698	299	H	(1,209)	F	—				79,788
Total Hotel Expenses	557,386	2,022		(9,913)		—				549,495
Other Operating Expenses
Asset management fees to affiliate and other expenses	15,468	54	I	(200)	F	(238)	F			15,084
Corporate general and administrative expenses	11,562	—		—		—				11,562
Impairment charge	4,112	—		(4,112)	F	—				—
Acquisition-related expenses	3,727	(3,727)	J	—		—				—
Total Other Operating Expenses	34,869	(3,673)		(4,312)		(238)				26,646
Operating Income	58,840	3,498		2,186		238				64,762
Other Income and (Expenses)
Interest expense	(65,164)	(282)	K	1,314	F	—				(64,132)
Equity in earnings of equity method investments in real estate	5,232	—		—		(860)	F			4,372
Net loss on extinguishment of debt	(2,268)	—		—		—				(2,268)
Other income	45	—		—		—				45
Total Other Income and (Expenses)	(62,155)	(282)		1,314		(860)				(61,983)
(Loss) Income from Operations Before Income Taxes	(3,315)	3,216		3,500		(622)				2,779
Provision for income taxes	(3,661)	(26)	L	13	F	—				(3,674)
Net (Loss) Income	(6,976)	3,190		3,513		(622)				(895)
Income attributable to noncontrolling interests	(1,777)	—		—		—				(1,777)
Net (Loss) Income Attributable to CWI Stockholders	$(8,753)	$3,190		$3,513		$(622)				$(2,672)
Basic and Diluted Loss Per Share	$(0.07)									$(0.02)
Basic and Diluted Weighted-Average Shares Outstanding	134,646,021							16,067,766	M	150,713,787

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of June 30, 2017 and the pro forma condensed consolidated statement of operations for the six months ended June 30, 2017 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2017. The pro forma condensed consolidated statement of operations for the year ended December 31, 2016 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

Note 2. Pro Forma Adjustments for Dispositions

Other 2017 Dispositions

On February 1, 2017, CWI sold its 100% ownership interests in the Hampton Inn Birmingham Colonnade, the Hampton Inn Frisco Legacy Park and the Hilton Garden Inn Baton Rouge Airport to an unaffiliated third party for a contractual sales price of $33.0 million and net proceeds of approximately $7.7 million (our "Other 2017 Dispositions").

No pro forma adjustments to our historical consolidated balance sheet as of June 30, 2017 were required for these dispositions. We made pro forma adjustments C and D below to reflect the impact on our results of operations had these dispositions been made on January 1, 2015.

Westin Atlanta Venture Disposition

On October 19, 2017, the Westin Atlanta Venture, in which CWI owned a 57% interest, was sold to an unaffiliated third-party for a contractual sales price of $85.5 million. CWI received net proceeds of approximately $25.9 million. The Westin Atlanta Venture was accounted for under the equity method of accounting.

Balance Sheet Adjustments

A.     This adjustment represents the elimination of the carrying value of the Westin Atlanta Venture.

B.     These adjustments represent CWI's portion of the net proceeds received from the disposition of the Westin Atlanta Venture.

C.     The adjustments to distributions and accumulated losses are not reflected in the pro forma condensed consolidated statements of operations as the effect of the transaction is nonrecurring.

Statements of Operations Adjustments

D.     These adjustments represent the elimination of the revenue and expenses of our Other 2017 Dispositions and the asset management fees and equity in earnings of equity method investment in real estate of our Westin Atlanta Venture Disposition that were recorded during the six months ended June 30, 2017.

E.    The adjustment to net gain on sale of real estate, net of tax represents the elimination of the net loss on sale of real estate recognized in connection with our Other 2017 Dispositions. The adjustments to net gain on sale of real estate, net of tax are not reflected in the pro forma condensed consolidated statements of operations as the effect of the transaction is nonrecurring.

F.     These adjustments represent the elimination of the revenue and expenses of our Other 2017 Dispositions and the elimination of asset management fees and equity in earnings of equity method investment in real estate of our Westin Atlanta Venture Disposition that were recorded during the year ended December 31, 2016.

Note 3. Pro Forma Adjustments for Acquisitions

2016 Acquisition

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Notes to Pro Forma Condensed Consolidated Financial Statements

On February 17, 2016, we acquired a 100% interest in Equinox, A Luxury Collection Golf Resort & Spa, or Equinox, from HEI Hotels & Resorts, an unaffiliated third party (our "2016 Acquisition").

The transaction noted above is reflected in our historical consolidated balance sheet at June 30, 2017 and, therefore, no pro forma adjustments to our historical consolidated balance sheet as of June 30, 2017 were required. In addition, the transaction noted above is reflected in our historical consolidated statement of operations for the year ended December 31, 2016 from the respective date of acquisition through December 31, 2016 and fully reflected in our historical consolidated statement of operations for the six months ended June 30, 2017. We made pro forma adjustments G through M below to reflect the impact on our results of operations had this acquisition been made on January 1, 2015.

G. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of each of our investments. The following pro forma adjustments for the year ended December 31, 2016 represent the hotel revenues that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

Pre-Acquisition Historical
Year Ended December 31, 2016
2016 Acquisition
Rooms	$1,056
Food and beverage	397
Other operating revenue	394
$1,847

H. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to depreciation and amortization, sales and marketing, and management fees, as illustrated below. The following pro forma adjustments for the year ended December 31, 2016 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

Pre-Acquisition Historical
Year Ended December 31, 2016
2016 Acquisition
Rooms	$313
Food and beverage	364
Other hotel operating expenses	234
Property taxes, insurance, rent and other	125
General and administrative	254
Repairs and maintenance	93
Utilities	132
$1,515

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Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the year ended December 31, 2016 represent the hotel expenses that would have been incurred in addition to those presented in our historical consolidated financial statements, when applicable (in thousands):

Year Ended December 31, 2016
2016 Acquisition
Sales and marketing - pre-acquisition historical	$159
Sales and marketing - pro forma adjustments	(6)
Sales and marketing - pro forma results	$153

Management fees - pre-acquisition historical	$55
Management fees - pro forma adjustments	—
Management fees - pro forma results	$55

Depreciation and amortization - pre-acquisition historical	$471
Depreciation and amortization - pro forma adjustments	(172)
Depreciation and amortization - pro forma results	$299

I. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of investments occurred on January 1, 2015. The following pro forma adjustments for the year ended December 31, 2016 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical consolidated financial statements (in thousands):

Year Ended December 31, 2016
2016 Acquisition
Asset management fee expense - pre-acquisition historical	$—
Asset management fee expense - pro forma adjustments	54
Asset management fee expense - pro forma results	$54

J. Acquisition-Related Expenses

Acquisition costs of $3.7 million related to our 2016 Acquisition, which are non-recurring in nature, are reflected in our historical consolidated statement of operations for the year ended December 31, 2016. We have reflected a pro forma adjustment to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

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Notes to Pro Forma Condensed Consolidated Financial Statements

K. Interest Expense

The following pro forma adjustments for the year ended December 31, 2016 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical consolidated financial statements (in thousands):

Year Ended December 31, 2016
2016 Acquisition
Interest expense - pre-acquisition historical	$136
Interest expense - pro forma adjustments	146
Interest expense - pro forma results	$282

L. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the year ended December 31, 2016 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in our historical consolidated financial statements, if any (in thousands):

Year Ended December 31, 2016
2016 Acquisition
Provision for income taxes - pre-acquisition historical	$—
Provision for income taxes - pro forma adjustments	26
Provision for income taxes - pro forma results	$26

M. Weighted-Average Shares

The pro forma weighted-average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements were issued on January 1, 2015.

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